UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2023

Oak Woods Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	333-269862	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:(+1) 403-561-7750

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share, one Right and one Redeemable Warrant	OAKUU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	OAKUO	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to one-sixth of one Class A Ordinary Share	OAKUR	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Class A Ordinary Share for $11.50 per share	OAKUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 23, 2023, the registration statement (File No. 333-269862) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Oak Woods Acquisition Corporation (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements:

■	An Underwriting Agreement, dated March 23, 2023, by and between the Company and EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”), as representative of the underwriters;

■	A Rights Agreement, dated March 28, 2023, by and between the Company and Continental Stock Transfer & Trust Company;

■	A Warrant Agreement, dated March 28, 2023, by and between the Company and Continental Stock Transfer & Trust Company;

■	Letter Agreements, dated March 27, 2023, by and between the Company and each of the initial stockholders, officers and directors of the Company;

■	An Investment Management Trust Agreement, dated March 28, 2023, by and between the Company and Continental Stock Transfer & Trust Company;

■	A Stock Escrow Agreement, dated March 28, 2023, by and among the Company, Continental Stock Transfer & Trust Company and each of the initial stockholders of the Company;

■	Indemnity Agreements, dated March 28, 2023, by and among the Company and the directors and officers of the Company;

■	A Subscription Agreement, dated March 27, 2023, by and between the Company and Whale Bay International Company Limited; and

■	A Registration Rights Agreement, dated March 28, 2023, by and among the Company and the initial stockholders of the Company.

■	An Administrative Services Agreement, dated March 28, 2023, between the Company and Whale Bay International Company Limited

On March 28, 2023, the Company consummated its IPO of 5,750,000 units (the “Public Units”), which includes the full exercise of the underwriter’s over-allotment option of 750,000 Public Units. Each Unit consists of one share of Class A Ordinary Share (“Class A Ordinary Share”), one redeemable warrant (“Warrant”) entitling its holder to purchase one share of Class A Ordinary Share at a price of $11.50 per share, and one right (“Right”) to receive one-sixth (1/6) of a share of Class A Ordinary Share upon the consummation of an initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $57,500,000.

As of March 28, 2023, a total of $58,506,250 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of March 28, 2023 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be included as an exhibit to a Current Report on Form 8-K, which the Company plans to file with the Securities and Exchange Commission on or about the date that it is issued by the Company’s auditor.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO on March 28, 2023, the Company consummated the private placement (“Private Placement”) with Whale Bay International Company Limited, its sponsor, purchasing units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $3,431,810.

The terms of the Private Units are identical to the Public Units except that the purchaser in the Private Placement agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination; the purchaser was granted certain demand and piggyback registration rights in connection with the purchase of the Private Units; the purchaser agreed to certain voting restrictions and agreed to vote the underlying shares of Class A Ordinary Share in favor of any proposed initial business combination; and the purchaser agreed to not redeem the underlying shares of Class A Ordinary Share.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2023 in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association in the Cayman Islands, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

As described in Item 1.01 above, as of March 28, 2023, a total of $58,506,250 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of March 28, 2023 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be included as an exhibit to a Current Report on Form 8-K, which the Company plans to file with the Securities and Exchange Commission within 4 business days of the consummation of the IPO.

On March 28, 2023, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 23, 2023, by and between the Company and EF Hutton

3.2	Amended and Restated Memorandum and Articles of Association

4.5	Warrant Agreement, dated March 28, 2023, by and between Continental Stock Transfer & Trust Company and the Company

4.6	Rights Agreement, dated March 28, 2023, by and between Continental Stock Transfer & Trust Company and the Company

4.7	Investment Management Trust Agreement, dated March 28, 2023, by and between Continental Stock Transfer & Trust Company and the Company

4.8	Stock Escrow Agreement, dated March 28, 2023, by and among the Company, Continental Stock Transfer & Trust Company and the initial shareholders

10.2	Letter Agreements, dated March 27, 2023, by and between the Company and each of the initial stockholders, officers and directors of the Company

10.3	Registration Rights Agreement, dated March 28, 2023, by and among the Company and the initial shareholders of the Company

10.4	Subscription Agreement, dated March 27, 2023, by and between the Company and Whale Bay International Company Limited

10.5	Indemnity Agreements, dated March 28, 2023, by and among the Company, and the directors and officers of the Company

10.6	An Administrative Services Agreement, dated March 28, 2023, between the Company and Whale Bay International Company Limited.

99.1	Press Release, dated March 28, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oak Woods Acquisition Corporation

	By:	/s/ Lixin Zheng
		Name:	Lixin Zheng
		Title:	Chief Executive Officer

Dated: April 3, 2023

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